EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of OmniComm Systems, Inc. (the “Company”) for the quarter ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, being, Cornelis F. Wit, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Cornelis F. Wit

Cornelis F. Wit
President, Chief Executive Officer and Director

November 14, 2003

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